UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 10, 2009 (June 4, 2009)
KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)
1301 McKinney Street, Suite 1800
Houston, Texas 77010
(Address of Principal Executive Offices and Zip Code)
713/651-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On and effective June 4, 2009, the Board of Directors of Key Energy Services, Inc. (the “Company”) amended the Company’s bylaws to allow the Board of Directors to appoint, from among its members, committees composed of one or more directors. This amendment changes the number of members who can serve on a committee from two or more directors to one or more directors.
     A copy of the Amendment to the Second Amended and Restated By-laws of Key Energy Services, Inc. adopted June 4, 2009 is attached to this Current Report on Form 8-K as Exhibit 3.1 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.
     3.1 Amendment to Second Amended and Restated By-laws of Key Energy Services, Inc. adopted June 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: June 10, 2009	By:	/s/ KIMBERLY R. FRYE
Kimberly R. Frye
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

3.1	Amendment to Second Amended and Restated By-laws of Key Energy Services, Inc. adopted June 4, 2009